UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)               April 19, 2006

INSPIRE PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware                                    000-31135                            04-3209022
(State or Other Jurisdiction               (Commission                           (IRS Employer
       of Incorporation)                           File Number)                          Identification No.)

4222 Emperor Boulevard, Suite 200, Durham, North Carolina            27703-8466
(Address of Principal Executive Offices)                                                     (Zip Code)

Registrant's telephone number, including area code          (919) 941-9777

_____________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

         On April 19, 2006, Inspire Pharmaceuticals, Inc. issued a press release, attached to and made part of this report, announcing the receipt of a milestone payment from Santen Pharmaceutical Co., Ltd. related to the development of diquafosol tetrasodium ophthalmic solution for the therapeutic treatment of ocular surface diseases, including dry eye, in Asia. The milestone payment of $1.25 million resulted from Santen's completion of its Phase 2 clinical testing of diquafosol in the first quarter of 2006.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.            Description

99.1           Press Release dated April 19, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inspire Pharmaceuticals, Inc.

By: /s/ Christy L. Shaffer
Christy L. Shaffer,
President and Chief Executive Officer

Dated: April 20, 2006

EXHIBIT INDEX

No.            Description

99.1           Press Release dated April 19, 2006